SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      December 16, 2002

                              PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

   Delaware                                               1-11596                                    58-1954497
 (State or other                                     (Commission File                          (IRS Employer
jurisdiction of                                       Number)                                       Identification No.)
incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida                                         32653
 (Address of principal executive offices)                                                       (Zip Code)

Registrant's telephone number, including area code     (352) 373-4200

                                                                     Not applicable

(Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure.

          Effective December 16, 2002, Thomas P. Sullivan resigned as a member of the Board of Directors of Perma-Fix Environmental Services, Inc. for personal reasons.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   PERMA-FIX ENVIRONMENTAL
                                                                   SERVICES, INC.

                                                                     By:   /s/ Richard T. Kelecy
                                                                             Richard T. Kelecy
                                                                             Chief Financial Officer

Dated:  December 17, 2002.